SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                     October 4, 2005 (September 28, 2005)

                         AXIS CAPITAL HOLDINGS LIMITED
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Bermuda                    001-31721                 98-0395986
-------------------------------  --------------------    ----------------------
 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)


             106 Pitts Bay Road
             Pembroke, Bermuda                              HM 08
---------------------------------------------       ---------------------
    (Address of principal executive offices)              (Zip Code)
Registrant's telephone number, including area code: 441-296-2600

                                Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 8.01        Other Events.

       On September 28, 2005, AXIS Capital Holdings Limited (the "Company") entered into an underwriting agreement (the "Agreement") among the Company, Citigroup Global Markets Inc., Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named on Schedule I thereto (the "Underwriters"), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 10,000,000 7.25% Series A Preferred Shares, par value $0.0125 per share, liquidation preference of $25 per share (the "Series A Preferred Shares"), in accordance with the terms and conditions set forth in the Agreement. The Series A Preferred Shares have been registered with the Securities and Exchange Commission (the "Commission") in a shelf registration statement on Form S-3, Registration Statement 333-118023, which was declared effective on August 27, 2004. The terms of the Series A Preferred Shares are described in the Company's Prospectus dated November 8, 2004, as supplemented by a final Prospectus Supplement dated September 28, 2005, filed with the Commission on September 30, 2005, pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

       The Company expects that the net proceeds from the sale of the Series A Preferred Shares, after deducing Underwriters' discounts and commissions and before offering expenses, will be approximately $242,297,500.

       A copy of the Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03    Material Modification of Rights of Security Holders.

       Subject to certain exceptions, the terms of the Series A Preferred Shares as set forth in the Certificate of Designations, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K, limit the Company's ability to pay dividends on, and to repurchase, stock ranking junior to the Series A Preferred Shares (including the Company's common shares) with respect to the payment of dividends in the event that the Company fails to declare and pay full dividends on the Series A Preferred Shares for the latest completed dividend period.

Item 5.03    Amendments to Articles of Incorporation or Bylaws;
             Change in Fiscal Year.

       On September 28, 2005, the Company approved the Certificate of Designations setting forth the specific rights, preferences, limitations and other terms of the Series A Preferred Shares. The Certificate of Designations is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits.

1.1 Underwriting Agreement, dated September 28, 2005, among the Company, Citigroup Global Markets Inc., Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named on
         Schedule I thereto.

3.1 Certificate of Designations setting forth the specific rights, preferences, limitations and other terms of the Series A Preferred Shares.

4.1      Form of Stock Certificate evidencing the Series A Preferred Shares.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 4, 2005                AXIS CAPITAL HOLDINGS LIMITED


                                      By: /s/ Carol S. Rivers
                                          -----------------------------------
                                          Carol S. Rivers
                                          General Counsel and Secretary

                                 EXHIBIT INDEX

Exhibit            Description of Document
Number

1.1 Underwriting Agreement, dated September 28, 2005, among the Company, Citigroup Global Markets Inc., Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named on
         Schedule I thereto.

3.1 Certificate of Designations setting forth the specific rights, preferences, limitations and other terms of the Series A Preferred Shares.

4.1      Form of Stock Certificate evidencing the Series A Preferred Shares.